EXHIBIT 10.2

AMENDMENT NO. 1

THIS AMENDMENT No. 1, dated as of April 18, 2003 (this “Amendment”), between DIRECTV Latin America, LLC, a Delaware limited liability company and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), and Hughes Electronics Corporation, as Lender (the “Lender”), amends certain provisions of the Secured Super-Priority Debtor in Possession Revolving Credit Agreement, dated as of March 19, 2003, between the Borrower and the Lender (as amended, the “Credit Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower and the Lender have agreed to make certain amendments to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 2.1 of the Credit Agreement is amended by replacing the reference to “$30,000,000” in the first sentence thereof with “$35,000,000”.

(b) Section 3.2(e) of the Credit Agreement is amended by replacing the reference to “the 30th day after the Closing Date” with “May 16, 2003”.

(c) Section 9.1(l) of the Credit Agreement is amended by replacing the reference to “the 30th day following the Closing Date” in clause (ii) thereof with “May 16, 2003”.

SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date the following conditions precedent have been satisfied (the “Effective Date”):

(a) Certain Documents. The Lender shall have received on or before the Effective Date all of the following, all of which shall be in form and substance satisfactory to the Lender:

(i) this Amendment executed by the Borrower;

(ii) a certified copy of an order of the Bankruptcy Court approving the amendment to the Credit Agreement pursuant to Section 2(a) hereof; and

(iii) such additional documentation as the Lender may reasonably require.

(b) Representations and Warranties. Each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(c) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Effective Date.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that as of the date hereof, (a) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of the Borrower contained in Article IV of the Credit Agreement and in any other Loan Document continue to be true and correct in all material respects, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 11.3 of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP, counsel for the Lender with respect thereto.

SECTION 6. Reference to and Effect on the Loan Documents.

(a) Upon the effectiveness of this Amendment, on and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each such reference in each other Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the Loan Documents.

(d) This Amendment is a Loan Document.

SECTION 7. Titles. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 8. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

SECTION 9. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 10. Severability. If any term or provision set forth in this Amendment shall be invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

SECTION 11. Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

SECTION 12. Governing Law. This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DIRECTV LATIN AMERICA, LLC, as Borrower

By:
Name:
Title:

HUGHES ELECTRONICS CORPORATION, as Lender

By:
Name:
Title:

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